                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 March 19, 2002

                Date of report (Date of earliest event reported)



                          ON Semiconductor Corporation

             (Exact name of registrant as specified in its charter)



       Delaware                      000-30419                36-3840979
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)         Identification Number)


ON Semiconductor Corporation
5005 E. McDowell Road
Phoenix, Arizona                                                     85008
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



                                  602-244-6600
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         Attached to this Current Report as Exhibit 99 is a copy of a press release for ON Semiconductor Corporation dated March 19, 2002 titled "ON Semiconductor Appoints Chief Financial Officer."

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Financial Statements of Businesses Acquired Not applicable.

         (b)   Pro Forma Financial Information Not applicable.

         (c)   Exhibits

Exhibit Number          Description
--------------          -----------
      99                Press release for ON Semiconductor Corporation dated March 19,
                        2002 titled "ON Semiconductor Appoints Chief Financial
                        Officer."


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ON SEMICONDUCTOR CORPORATION
                                          ----------------------------
                                                (Registrant)

Date: March 20, 2002
                                      By: /S/  G. SONNY CAVE
                                          -------------------------------
                                          G. Sonny Cave
                                          Vice President, Secretary and
                                          General Counsel

                                 EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------

      99                Press release for ON Semiconductor Corporation dated
                        March 19, 2002 titled "ON Semiconductor Appoints
                        Chief Financial Officer."
